                                                                    Exhibit 10.3

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE, made and entered into by and between Icon Health & Fitness, Inc., a Delaware Corporation, hereinafter referred to as "Landlord", and Teltrust, Inc., hereinafter referred to as "Tenant".



                                 WITNESSETH:
                                 -----------

                                   ARTICLE I

                         FUNDAMENTAL LEASE PROVISIONS
                         ----------------------------

Commencement Date:  March 24th, 1997

Landlord:  Icon Health & Fitness, Inc.

Tenant:  Teltrust, Inc.

Location of Premises: Section 2E and 2C and certain First Floor Areas
                      6350 South 3000 East
                      Salt Lake City, Utah
                      See Exhibit "A"

Initial Lease Term: 5 years                                 See Article IV

Option to Renew Lease: (one) 5 year term                    See Article IV

Minimum Annual Rental:  $565,546.44 (32,484 square feet
                              x $17.41/sq. foot)
                                                            See Article V
Tenant's Share of Basic
and Direct Expenses:     26.05%                             See Article VI

Tenant's Share of Common Insurance
Coverage:                26.05%                             See Article VI

Address for Notices:

LANDLORD:                          TENANT:
---------                          -------
Icon Health & Fitness, Inc.        Teltrust, Inc.
1500 South 1000 West               ATTN: Corporate Counsel
Logan, Utah 84321                  221 North Charles Lindbergh Drive
ATTN: Brad H. Bearnson             Salt Lake City, Utah 84111

     References in this Article I to other articles and paragraphs thereof are for convenience and designate some of the other articles, sections and paragraphs thereof where references to the particular lease provisions appear. Each reference in this Lease to any of the lease provisions contained in this
Article I shall be construed to incorporate all of the terms provided under each such lease provision and the balance of the Lease.

                                  ARTICLE II

                                   EXHIBITS
                                   --------

     2.01  Exhibits. The following drawings and special provisions are attached
           --------
hereto as exhibits and are made a part of this Lease:

     Exhibit "A" - Site Plan and Legal Description
     Exhibit "B" - Floor Plans
     Exhibit "C" - Tenant's Certificate of Acceptance and Estoppel Certificate


                                  ARTICLE III

                                   PREMISES
                                   --------

     3.01  Premises. In consideration of the rents, covenants and agreements
           --------
contained herein, Landlord leases to Tenant, and Tenant leases from Landlord a space in a Building located at 6350 South 3000 East, Salt Lake City, Utah, together with 200 parking spaces in the adjacent parking lot. The space in the Building which is the leased portion of the property is referred to herein as the "Premises" and shall contain approximately 32,484 square feet, located on floor level 2, Sections 2E and 2C and the 1st floor show room of the building as cross hatched on EXHIBIT "B". The location, dimensions and approximate area thereof are delineated in red on Exhibit "B", which is a Floor Plan of the property. The foregoing notwithstanding, the Landlord expressly reserves any and all easements across the Premises for access and utility lines which may be necessary to the operation, maintenance or construction on the portions of the property other than the Premises; provided such easement shall not unreasonably disturb the Tenant's use of the Premises. The Landlord has also reserved certain rights of access to the Premises as set forth in

Section 11.05 which are not limited by the foregoing language. The term "Building" shall refer to the entire building known as the HealthRider Building located at 6322 South 3000 East, Salt Lake City, Utah 84121. The term "Real Property" or "Property" or "Land" shall refer to the Building and real property described on Exhibit "A", the entire site, together with any and all appurtenances, rights, privileges and easements pertaining thereto including but not limited to the elevators, stairways, corridors, entranceways, rest rooms, walkways, roadways, driveways, loading docks, cafeteria, fitness area, parking facilities and other similar or related facilities as may exist in and about the Building and Land (collectively "Common Areas").


                                  ARTICLE IV

                                 TERM & OPTION
                                 -------------

     4.01  Commencement and Ending Date of Term. The initial term of this Lease
           ------------------------------------
shall be for five (5) years ("Term"). The commencement of the initial Term of this Lease shall begin upon the first to occur of the following dates:

     A. The date on which Tenant occupies the Premises and commences to install Tenant's fixtures and improvements; or

     B. The 24th of March, 1997.

     The date which is applicable under the foregoing part of this Section 4.01 is hereinafter referred to as the "Commencement Date". The Term of this Lease shall end at 6:00 p.m. on the last day of the 5th year following the Term Commencement Date, subject to paragraph 4.02.

     4.02  Option. Tenant shall have the option, exercised by no less than one
           ------
hundred eighty (180) days prior written notice delivered to Landlord prior to the expiration of the Term of this Lease, to renew this Lease for one additional five (5) year period ("Renewal Term"), under the same terms and conditions excepting the length of term and subject to rent adjustment as negotiated and mutually agreed upon by Landlord and Tenant, prior to the date of notice provided above, i.e., one hundred eighty (180) days prior to the expiration of the term.

     4.03  Tenant's Certificate. Tenant shall at Landlord's request made not
           --------------------
more frequently than once each year and at Landlord's lender's request, execute and deliver to Landlord a written declaration that shall be known hereafter as Exhibit "C", which shall: (1) ratify this Lease; (2) express the Commencement Date and termination date hereof; (3) certify that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (4) state that all conditions under this Lease to be performed by Landlord have been satisfied; (5) state that there are no defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (6) state the amount of advance rental if any, (or none if such is the case) paid by Tenant; (7) state the date to which rental has been paid;

(8) state the amount of security deposited with Landlord; and (9) state such other information as Landlord may reasonably request. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon such declaration, and Tenant will provide updated executed Certificates of Acceptance and Estoppel Certificates as reasonably requested by Landlord throughout the Term and Renewal Term, if exercised, of the Lease.

     4.04  Effect of Failure to Provide Certificate. Tenant's failure to
           ----------------------------------------
furnish any Estoppel Certificate within twenty (20) days after request therefor shall be deemed a default hereunder and moreover, it shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no breaches or defaults on the part of the Landlord; and (c) no more than one (1) month's rent has been paid in advance. Tenant shall be entitled to a ten (10) day cure period, after written notice by Landlord, prior to being considered in default under Section 4.04.

     4.05  Option For Additional Space. Provided this Lease is in full force
           ---------------------------
and effect with no delinquencies or defalcations of any kind hereon, by the Tenant, Tenant shall have and is hereby granted the first right to lease any space which becomes available in the Building. Landlord shall endeavor to have all future leases have no less than a 6-month notice of intent to vacate. Upon Landlord's receipt of notice of intent to vacate or other notice that a lease will terminate, Landlord shall within 15 days give written notice of the same to Tenant. In the event Tenant elects to lease the additional space, it shall be on the same square footage price as provided herein on the Premises plus any percentage adjustment for Additional Rent. Notice exercising such option or options shall be given to Landlord in writing not later than fifteen (15) days after receipt of Landlord's notice of the availability of additional space.


                                   ARTICLE V

                                     RENT
                                     ----

     5.01  Monthly Rent. Tenant agrees to pay to Landlord at such place as
           ------------
Landlord may designate, without prior demand therefor and without any deduction or setoff whatsoever, and as fixed minimum monthly rent, the sum of Forty-seven Thousand One Hundred Twenty-eight and 87/100 Dollars ($47,128.87) in advance on the 1st day of each calendar month during the Term and Renewal Term of the Lease. The Landlord hereby waives rent for a period of forty-five (45) calendar days after the Term Commencement Date. In the event the Commencement Date occurs on a day other than the first day of the month, then rent shall be paid on the Commencement Date for the initial fractional month prorated on a per diem basis and the lease Term shall begin on the 1st day of the month following. Possession will not be granted until the first fractional month or full month rent, whichever the case may be, has been paid to and received by Landlord. Rent during the Term shall be adjusted as follows:

------------------------------------------------------------------------------------------------------------
                                  MONTHLY                                COMPUTATION OF
     YEAR           DATE         BASE RENT                             MONTHLY BASE RENT
------------------------------------------------------------------------------------------------------------
      1         Months 1-12      $47,128.87                   $14.75 sq. ft. 118% for Common Area
                                                              =$17.41 Total

      2         Months 13-24     $47,128.87                   $14.75 sq. ft x 118% for Common Area
                                                              =$17.41 Total

      3         Months 25-36     $47,128.87                   $14.75 sq. ft 118% for Common Area
                                                              =$17.41 Total

      4         Months 37-48     $48,999.95                   $14.75 sq. ft 1.04%= $15.34 x 118%
                                                              for Common Area = $18.10 Total

      5         Months 49-60     $50,469.95                   $15.34 sq. ft x 1.03% = $15.80 x 118%
                                                              for Common Area = $18.644 Total

     If the option for the Renewal Term is exercised, rent each year for the renewal term will be as negotiated between the parties in paragraph 4.02.

     5.02  Rent Adjustments. The monthly rent described in Section 5.01 shall be
           ----------------
increased for each year (during the Term hereof, including the Renewal Term), effective the 1st day of the month following the completion of the third year hereunder, as provided in Section 5.01.

     5.03  Build Out Allowance. Landlord hereby grants Tenant a $2.00 per
           -------------------
square foot "build out" allowance, useable by Tenant at any time during the Lease Term and provided Landlord's prior written approval is obtained as provided in Article XI, which approval cannot be unreasonably withheld. Any unused portion of this allowance may at Tenant's discretion, be credited to the Tenant in the form of rental abatement.

     5.04  Security Deposit.
           ----------------

     A.    Amount. The Tenant will either (i) deposit the sum of $188,515.48
           ------
(four months' rent) with Zions First National Bank in an interest bearing account in the name of Olson & Hoggan Trust Account or (ii) cause to be issued an irrevocable, demand letter of credit in such amount and in form and substance acceptable to Landlord for the benefit, use and payment to, if required, the Landlord as a security deposit for the Subject Property which will be held by Olson & Hoggan at Zions First National Bank according to this Section 5.04. The security deposit provided for in the preceding sentence will be increased, in the event Tenant leases additional space within the Building, to equal the sum of four (4) month's rents for all space leased by Tenant within the Building.

     B.    Non-Payment. The above deposit shall be held as above provided as
           -----------
security for the faithful performance by the Tenant, of all of the terms, conditions and covenants of this Agreement, which are to be kept and performed by the Tenant during the Term and Renewal Term hereof. If at any time during the term of this Agreement, any of the lease payments herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid, then Landlord may, at its option (but Landlord shall not be required to), appropriate and apply any portion of said deposit, or in the case of a letter of credit draw upon that letter of credit. to the payment of any such overdue lease payments or other sums.

     C.   Other Default. In the event of the failure by Tenant to keep and
          -------------
perform any of the terms, covenants and conditions of this Agreement to be kept and performed by Tenant, then Landlord, at its option, may appropriate and apply the entire deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained or suffered by Landlord, due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue lease payments or other sums due and payable to Landlord, by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount, in cash, to restore said security to the original sum deposited, and Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Agreement. Should Tenant properly comply with all of said terms, covenants and conditions, and properly comply with all of the lease payments herein provided for, as they fall due, and all other sums payable by Tenant to Landlord hereunder, the said deposit or the remaining portion thereof shall be returned in full to Tenant at the end of this Agreement, or upon the earlier termination of this Agreement.

     D.   Disposition Upon Sale. Landlord may deliver the funds deposited
          ---------------------
hereunder by Tenant to the purchaser of Landlord's interest in the Subject Property, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

     E.   Reduction of Security Deposit. In the event Tenant completes two (2)
          -----------------------------
consecutive quarters in which Tenant verifies to Landlord, through the delivery of Tenant's quarterly financial statements, prepared in accordance with generally accepted accounting principles, along with Tenant's certification thereof, that Tenant has earnings reflecting an annualized income of not less than $600,000 (before taxes), the security deposit reflected in subparagraph 5.04.A., above, shall be reduced to an amount equal to one (1) month's rent. Thereafter and in the event Tenant's annualized income, based upon two (2) consecutive fiscal quarters' performance, appears that Tenant's annualized income (before taxes) is less than $600,000, the security deposit provided for under this Section 5.04 shall be again increased to the amount specified in subsection 5.04.A., above. Tenant shall deliver to Landlord quarterly financial statements, accompanied by Tenant's certification thereof to the effect that said financial statements are true, correct and complete, for each of Tenant's fiscal quarters during the term hereof, beginning with the reduction of the security deposit as provided in the first sentence of this subsection 5.04.E.

                                  ARTICLE VI

                                ADDITIONAL RENT
                                ---------------

     6.01  Additional Rent. Subject to paragraph 6.04, the rent specified
           ---------------
shall be absolutely net to Landlord throughout the Term and Renewal Term of this Lease, and all costs, expenses and obligations of every kind relating to the Premises, the Building, and Property, on a pro rata or percentage basis and as more particularly defined hereafter, including all common areas and parking which may arise or become due during the Term and Renewal Term shall be paid by Tenant, and that Landlord shall be indemnified by Tenant against such costs, expenses and obligations. Tenant shall pay as additional rent, without demand therefore and without setoff or deduction, the expenses and charges set out in Sections 6.02 through 6.04 below. When used in this Lease, the term "Proportionate Share" of Tenant shall mean and shall be 26.05%, (which is also the percentage the Tenant agrees to pay on all common area and insurance charges and expenses and taxes as well) of the total expense or charge in question.

     6.02  Definitions. For purposes of this Article VI and the Lease in
           -----------
general, the following words and phrases shall have the meanings set forth below:

     A. "Basic Costs" shall mean all actual costs and expenses incurred by Landlord in connection with the ownership, operation, management and maintenance of the Building and Property and related improvements located thereon (the "Improvements"), including, but not limited to, all expenses incurred by Landlord as a result of Landlord's compliance with any and all of its obligations under this Lease. In explanation of the foregoing, and not in limitation thereof, Basic Costs shall include: all utilities (calculated based upon Tenant's twenty-four (24) hours per day/seven (7) days per week occupancy, as agreed by Landlord and Tenant, or if no agreement, as determined by an independent expert selected by Landlord), heating, air conditioning, ventilation, water, gas, sewer, electricity, real and personal property taxes and assessments (whether general or special, known or unknown, foreseen or unforeseen) and any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord and/or Tenant and whether collected from Landlord and/or Tenant; snow removal, trash removal, cost of equipment or devices used to conserve or monitor energy consumption, supplies, insurance, license, repair and replacement of the building's on-site back up generator, regular maintenance of HVAC equipment and systems, permit and inspection fees, cost of services of independent contractors, costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance, repair, and replacement of the Building, its equipment and the adjacent walk, and landscaped area (including, but not limited to janitorial. gardening, security, parking, elevator, painting, plumbing, electrical, mechanical, carpentry, window washing, structural and roof repairs and reserves, signing and advertising), and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building and Common areas. Basic Costs shall not include those costs identified in Article 6.04, nor "Direct Costs" as defined in Article 6.02(B).

     B. "Direct Costs" shall mean all actual costs and expense incurred by Landlord in connection with the operation, management, maintenance, replacement, and repair of tenants' Premises, including but not limited to janitorial services, maintenance, repairs, supplies, capital improvements (except as provided in paragraphs 6.03B(j) and 6.03B(k)).

     C. "Estimated Costs" shall mean the estimated amount of Tenant's Direct Costs and Basic Costs, excluding the costs of electricity provided to Tenant's Premises, if separately metered.

     6.03  Report of Basic Costs and Statement of Estimated Cost.
           -----------------------------------------------------

     A. After the expiration of each calendar year occurring during the term of this Lease, Landlord shall furnish Tenant a written statement of Tenant's Share of Basic Costs and Tenant's Direct Costs occurring during the previous calendar year. The written statement shall specify the amount by which Tenant's Direct Costs and Basic Costs exceed or are less than the amounts paid by Tenant during the previous calendar year pursuant to Section 6.04(A) below.

     B. At the same time specified in paragraph 6.03(A) above, Landlord shall furnish Tenant a written statement of the Costs. Direct Costs and Basic Costs chargeable to Tenant shall exclude the following costs and expenses:

     (a) Leasing commissions, lease takeover obligations, and other inducements, costs, disbursements and expenses incurred in connection with leasing or subleasing space in the Building;

     (b) Payments of principal, interest and other costs relating to mortgages or deeds of trust or any other debt for borrowed money;

     (c)   Advertising and marketing costs and expenses.

     (d)   Rent and other payments pursuant to any ground or underlying leases;

     (e)   Depreciation, except as expressly provided herein, and amortization;

     (f) Legal fees, costs and disbursements based upon, or resulting from Landlord's negligence or other tortious conduct, or relating to the defense of Landlord's title to or interest in the Property or Building;

     (g) Costs incurred to test, survey, cleanup, contain, abate, remove or otherwise remedy Hazardous Substances (as hereinafter defined) or asbestos containing materials, provided Tenant has not permitted or caused the same to be placed on or released in the Property;

     (h) Costs incurred by Landlord to the extent that Landlord is reimbursed by governmental agencies or entities;

     (i) Landlord's general corporate overhead and administrative expenses, wages, salaries and fees of officers, including accounting fees;

     (j)   Capital improvements solely for the benefit of other Tenants;

     (k) The cost of capital improvements for the period (useful life) exceeding the Term and Renewal Term; and

     (1) Services related to the management of the Property (Tenant's portion is not to exceed the product of .03 multiplied by the .2605 multiplied by annual gross rents).

     6.04  Payment of Additional Rent. Tenant shall pay as additional rent
           --------------------------
("Additional Rent") Tenant's Direct Costs and Tenant's Basic Costs. The Additional Rent shall be paid as follows:

     A.    With each monthly payment of Basic Annual Rent due pursuant to
Section 3.1 above, Tenant shall pay to Landlord, without offset or deduction, one-twelth (1/12th) of the Estimated Costs as defined in Section 6.02 C.

     B. Within thirty (30) days after delivery of the written statement referred to in Section 6.03 A above, Tenant shall pay to Landlord the amount by which Tenant's Direct Costs and Basic Costs, as specified in such written statements, exceed the aggregate of Estimated Costs actually paid by Tenant for the year at issue. Tenant shall have the right to audit Landlord's books upon sixty (60) days notice. Tenant shall pay costs associated with the audit unless Tenant finds that Landlord has inflated expenses by more than three percent (3%), in which case, Landlord will pay audit charges. Payments by Tenant shall be made pursuant to this Section 6.04B notwithstanding that a statement pursuant to Section 6.03 A is furnished to Tenant after the expiration of the Term or Renewal Term of this Lease. Any overpayment by Tenant shall be promptly refunded to Tenant.

     C. If the annual statement of costs indicates that the Estimated Costs paid by Tenant pursuant to subparagraph (B) above for any year exceed Tenant's actual Direct Costs and Basic Costs for the same year, Landlord, at its election, shall either (i) promptly pay the amount of such excess to Tenant, or
(ii) apply such excess against the next installment of Basic Annual Rental or Additional Rent due hereunder. Notice of such intent shall be delivered to Tenant not less than 15 days prior to the next installment of basic annual or Additional Rent.

     6.05  Resolution of Disagreement. Every statement given by Landlord
           --------------------------
pursuant to Section 6.03 shall be conclusive and binding upon Tenant unless within forty-five (45) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute shall not have been settled by agreement, the parties hereto shall submit the dispute to mediation within one hundred twenty (120) days after Tenant's receipt of statement. Pending the determination of such dispute by agreement or mediation as aforesaid, Tenant shall, within one hundred twenty

(120) days after receipt statement, and such payment shall be without prejudice to Tenant's position. Mediation shall be conducted in Salt Lake City in accordance with the Commercial Mediation Rules of the American Arbitration Association. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement, including interest on disputed amounts at eighteen percent (18%) per annum. Landlord agrees to grant Tenant reasonable access to Landlord's books and records for the purpose of verifying operating expenses, and costs incurred by Landlord.

     6.06  Limitations. Nothing contained in this Part VI shall be construed at
           -----------
any time so as to reduce the monthly installments of Basic Annual Rent payable hereunder below the amount set forth in Section 5.01 of this Lease.



                                  ARTICLE VII

     7.01  Past Due Sums: Penalty. If Tenant fails to pay, when the same is due
           ----------------------
and payable, or within ten (10) days thereafter, any Basic Rent, Additional Rent, or other sum required to be paid by it hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at eighteen percent (18%) per annum. In addition thereto, Tenant shall pay a sum of five percent (5%) of such unpaid amounts as a service fee. Notwithstanding the foregoing, however, Landlord's right concerning such interest and service fee shall be limited by the maximum amount which may properly be charged by Landlord for such purposes under applicable law.


                                 ARTICLE VIII


                                      USE
                                      ---

     8.01  Use of Premises. The Premises shall be used and occupied by Tenant
           ---------------
for general office, telecommunication or call center purposes only and for no other purpose whatsoever without the prior written consent of Landlord, which consent cannot be unreasonably withheld.

     8.02  Quiet Enjoyment. Landlord covenants and agrees that Tenant, so long
           ---------------
as it shall not be in default hereunder beyond any applicable grace period, shall and may, at all times during the term, peaceably and quietly have, hold, occupy and enjoy the Premises pursuant to the terms of this Lease.

     8.03  Prohibition of Certain Activities or Uses. The Tenant shall not do or
           -----------------------------------------
permit anything to be done in or about, or bring or keep anything in the Premises which is prohibited by this Lease or will, in any way or to any extent:

     A. Adversely affect any fire, liability or other insurance policy carried with respect to the Building, the Improvements or any of the contents of the Building (except with Landlord's express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant's agreement to bear any additional costs, expenses or liability for risk that may be involved).

     B. Conflict with or violate any law, statute, ordinance, rule, regulation or requirement of any governmental unit, agency or authority (whether existing or enacted as promulgated in the future, known or unknown, foreseen or unforeseen).

     C. Adversely overload the floors or otherwise damage the structural soundness of the Premises or Building, or any part thereof (except with Landlord's express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant's agreement to bear any additional costs, expense or liability for risk that may be involved).

     8.04  Affirmative Obligations with Respect to Use.
           -------------------------------------------

     A. Tenant will keep the Premises and every part thereof in a clean, neat, and orderly condition, free of objectionable noise, odors, or nuisances, will in all respects and at all times fully comply with all health and policy regulations, and will not suffer, permit, or commit any waste.

     B. As to the Premises only, at all times during the Term or Renewal Term hereof, Tenant shall, at Tenant's sole cost and expense, provided the premises are currently in compliance with all ADA rules and regulations, comply with all statutes, ordinances, laws, orders, rules, regulations and requirements of all applicable federal, state, county, municipal and other agencies or authorities, now in effect or which may hereafter become effective, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alterations of the Premises (including, without limitation, all applicable requirements of the Americans with Disabilities Act of 1990 and all other applicable laws relating to people with disabilities, and all rules and regulations which may be promulgated thereunder from time to time and whether relating to barrier removal, providing auxiliary aids and services or otherwise) and upon request of Landlord shall deliver evidence thereof to Landlord.

     8.05  Suitability. Tenant acknowledges that except as expressly set forth
           -----------
in this Lease, neither Landlord nor any other person has made any representation or warranty with respect to the Premises or any other portion of the Building, and that no representation has been made or relied on with respect to the suitability of the Premises or any other portion of the Building or Improvements for the conduct of Tenant's business. The Premises, Building and Improvements (and each and every part thereof) shall be deemed to be in satisfactory condition by Tenant's taking possession thereof.

     8.06  Taxes. Tenant shall pay all taxes, assessments, charges, and fees
           -----
which during the Term and Renewal Term, if any, hereof may be imposed, assessed or levied by any governmental or public authority against or upon Tenant's use of the Premises or any personal property or fixtures kept or installed therein by Tenant.

                                  ARTICLE IX

                            UTILITIES AND SERVICES
                            ----------------------

     9.01  Tenant's Obligations. Tenant shall arrange for and shall pay the
           --------------------
entire cost and expense, for installation and operation, of all telephone stations, equipment and use charges, light bulbs in the Premises and all other materials and services not expressly required to be provided and paid for by Landlord hereunder.

     9.02  Additional Limitations. If and where heat generating machines or
           ----------------------
devices are used (other than equipment/devices used in areas as and where originally intended and designed) in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right with Tenant's concurrence to install additional or supplementary air conditioning units for the Premises, and the entire costs of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord.

     9.03  Limitation on Landlord's Liability. Landlord shall not be liable for
           ----------------------------------
and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of (i) Landlord's failure to provide or furnish or (ii) the interruption of any utilities or services if such failure was not the direct result of Landlord's negligent acts or omissions. In no event shall Landlord be liable for loss or injury to persons or property, however, arising or occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord, provided such loss or injury to persons or property is not due to the fault or negligence of Landlord.

     9.04  "As Is" Regarding Certain Utilities. Landlord has advised Tenant that
            ----------------------------------
certain telephone switching equipment, computer equipment and systems and utilities require joint use and access and cannot in some cases be separately metered. Landlord reserves those easements reasonably necessary to provide the services and facilities as provided in this Lease and in leases to other Tenants. Such areas containing telephone switching equipment, computer equipment and systems and utilities (with the exception of telephone switch equipment, computer equipment and systems and utilities installed and maintained by Tenant at its own expense) are considered common areas for purposes of computing proportionate expenses, and may be reasonably adjusted based upon estimated use by each Tenant.

     9.05  Services. Landlord shall provide the following services: (i) hot and
           --------
cold water and lavatory supplies; (ii) automatically operated elevator service;
(iii) janitorial services Monday through Friday of each week, except on Holidays; and (iv) heat and air-conditioning in season, 24 hours per day, 365 days per year, subject to reasonable maintenance and repair as needed. All of the foregoing are to be provided so as to provide a reasonably habitable and suitable working environment for Tenant. Tenant shall have the option of securing its own janitorial services, at its sole expense, so long as such services are performed in accordance with the same care and diligence otherwise required by Landlord.

                                   ARTICLE X

                                     SIGNS
                                     -----

     10.01  Signs. Any exterior signage and interior signage to be visible from
            -----
tile exterior installed by Tenant shall first be approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall submit to the Landlord drawings of all proposed signs indicating the size, type (electric, neon, painted, etc.), coloring and location, and shall not install any sign unless and until the sign is approved by the Landlord and, where necessary, by any governmental entity having jurisdiction. Approval of the design, function or location of any sign which is required to be obtained from a governmental agency shall be obtained at the sole cost and expense of Tenant. Any and all signs shall be installed by Tenant in a manner which is in keeping with tile architectural, aesthetic design and layout of the Building. Tenant may install monument signage at tile front of the Property in compliance with this paragraphs and with Landlord's approval. All installation work and cost of signs shall be paid for by the Tenant. For all purposes under this Agreement, the terms "sign" or "signs" include any lettering, symbol, logo, trademark, poster, decoration, advertising matter, awning, marquee, canopy, or similar item used to attract attention placed upon tile outside of the building in which the Premises are located, on the glass of windows, tile outside of doors, awnings, canopies, or any similar item which may otherwise be visible from tile outside of tile Building in which the Premises are located.

                                  ARTICLE XI

                 MAINTENANCE AND REPAIRS: ALTERATIONS: ACCESS.
                 --------------------------------------------

     11.01  Maintenance and Repairs by Landlord. Landlord shall maintain in good
            -----------------------------------
order, condition and repair the structural components of the Premises, including without limitation roof, exterior walls and foundations, as well as all repairs covered under construction warranties provided, if any. Except for the generator and IWAC such maintenance and repairs shall be chargeable to Tenant's proportionate share as Basic Costs and Additional Rent. If Landlord is required to make structural repairs by reason of Tenant's negligent act or omissions, Tenant shall pay Landlord's costs for making such repairs.

     11.02  Maintenance and Repairs by Tenant. Tenant, at Tenant's sole cost and
            ---------------------------------
expense and without prior demand being made, shall maintain the Premises in good order, condition and repair. Tenant shall maintain all equipment and fixtures installed by Tenant. If repainting or recarpeting is required and authorized by Landlord, the cost for such are the sole obligation of Tenant and shall be paid for by Tenant following the performance of said work and a presentation of an invoice for payment which invoices shall be paid by Tenant as and when due.

     11.03  Alterations. Tenant shall not make or cause to be made any
            -----------
alterations, additions or improvements or install or cause to be installed any fixtures, signs, floor coverings, interior or exterior lighting, plumbing fixtures, or shades or awnings, or make any other changes to the Premises without first obtaining Landlord's written approval, which approval shall not be unreasonably withheld. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. All such work with respect to any alterations, additions, and changes shall be done in a good and workmanlike manner and diligently prosecuted to completion. Any such alternations, additions, or changes shall be performed and done strictly in accordance with all laws and ordinances relating thereto. In performing the work or any such alterations, additions, or changes, Tenant shall have the same performed in such a manner as not to obstruct access to any portion of the Building. Any alterations, additions, or improvements to or of the Premises, including, but not limited to, wallcovering, paneling, and built-in cabinet work, but excepting movable furniture and equipment, shall at once become a part of the realty and shall be surrendered with the Premises unless Landlord otherwise elects at the end of the term hereof. No change or alteration shall weaken, either temporarily or permanently, the structure of the Building nor when completed, shall be of such character as to (1) affect adversely the value of the Premises or Land; (2) reduce the cubic content of the Building; or
(3) diminish the general utility of the Premises.

     11.04  Changes to Property. Landlord hereby reserves the right at any time
            -------------------
to make changes, alterations or additions, including the building and leasing of additional space, in or on the Building or anywhere on the Land shown on Exhibit "A" except in the actual space constituting the Premises. Tenant shall not, in such event, claim or be allowed any damages or right to terminate this Lease for injury or inconvenience occasioned thereby, provided Tenant's use of the Premises and Common Areas is not interfered with in an unreasonable manner.

     11.05  Landlord's Access to Premises. Landlord shall have the right to
            -----------------------------
place, maintain, and repair all utility equipment of any kind in, upon, and under the Premises as may be necessary for the servicing of the Premises and other portions of the Building. 'Landlord shall upon providing reasonable and adequate notice to Tenant, also have the right to enter the Premises at all times to inspect or to exhibit the same to prospective purchasers, mortgagees, tenants, and lessees, and to make necessary repairs, additions, alterations or improvements. During the six (6) months prior to expiration of this Lease or of any Renewal Term, Landlord may place upon the Premises "For Lease" or "For Sale" signs which Tenant shall permit to remain thereon.

     11.06  No Maintenance by Landlord. Landlord shall have no maintenance
            --------------------------
obligation and shall incur no costs, whatsoever, with respect to the Premises and areas designated for maintenance by Tenant.

     11.07  Landlord's Right to Cure. If Tenant refuses or neglects to repair or
            ------------------------
maintain property as required hereunder to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability on its part to Tenant for any loss or damage that may accrue to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus fifteen percent (15%) for overhead, immediately upon presentation of a bill therefor. Failure of Tenant to pay such amount immediately shall constitute a default by Tenant hereunder.

                                  ARTICLE XII

                                MECHANIC'S LIEN
                                ---------------

     12.01  Mechanic's Lien. Tenant shall not allow any mechanic's or other lien
            ---------------
to be filed against the Premises. Should any mechanic's or other lien be filed against the Premises or any part thereof by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within thirty (30) days after notice by Landlord.

                                 ARTICLE XIII

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     13.01  No Assignment or Subletting by Tenant. Tenant may not assign or in
            -------------------------------------
any manner transfer this Lease or any interest, nor sublet nor re-let the Premises or any part or parts, nor permit occupancy by anyone with, through or under it, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Consent by Landlord to one or more assignments or to one or more subletting or re-lettings shall not operate as a waiver of Landlord's right to refuse its consent to any subsequent assignment or subletting or re-letting, nor release Tenant from any of its obligations nor be construed as a waiver of any of the Landlord's rights or remedies hereunder. Any assignment or subletting which in the Landlord's reasonable discretion shall limit or reduce the price of space or hinder in any way the ability to lease other space in the Building shall be adequate cause to refuse consent to the assignment or subletting. Such prohibition against assigning or subletting shall include any assignment or subletting by operation of law, any corporate restructuring or reorganization. Any transfer of this Lease from the Tenant by merger, consolidation, transfer of assets, or liquidation of this Lease from the Tenant by merger, consolidation, transfer of assets, or liquidation shall constitute an assignment for purposes of this Lease. In the event that Tenant hereunder is a corporation, the transfer, assignment, or hypothecation of any stock or interest in such corporation, in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning of this Section. It is contemplated that Landlord will consent to an assignment by Tenant to wholly owned or controlled subsidiaries or affiliates. Any assignment will also be subject to approval of Landlord's lenders, if and when required. It is contemplated that transfers of ownership of stock in Tenant that do not affect Tenant's credit or otherwise negatively impact Tenant's ability to comply with Lease, will be approved by Landlord. The above prohibition of assignment will not apply in the case of a registered offering of shares by Tenant or the public trading of registered shares subsequent to an initial offering.

     13.02  Consent Required. Any assignment or subletting without Landlord's
            ----------------
consent shall be void, and shall constitute a default hereunder which, at the option of Landlord, shall result in the termination of this Lease or exercise of Landlord's other remedies hereunder. Landlord's consent cannot be unreasonably withheld.

     13.03  Landlord's Right in Event of Assignment. If this Lease is assigned
            ---------------------------------------
or if the Premises or any portion thereof are sublet or occupied by any person other than the Tenant, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges reserved hereunder, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment, subleasing, or other transfer, nor shall such collection constitute the recognition of such assignee, sublessee, or other party as the Tenant hereunder or a release of Tenant from the further performance of all of the covenants and obligations, including obligation to pay rent, of Tenant herein contained. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay to Landlord reasonable fees, not to exceed $1,000.00, incurred in connection with processing of documents necessary to the giving of such consent.

     13.04  Assignment by Landlord. Landlord may assign or pledge its interest
            ----------------------
in this Lease without limitation, provided any such assignment or pledge shall not release Landlord from any of its duties, responsibilities or obligations herein.


                                  ARTICLE XIV

                                 COMMON AREAS
                                 ------------

     14.01  Common Areas. Landlord reserves the right to change the entrances,
            ------------
exits, traffic lanes, and the boundaries and locations of such parking area or areas within the Property so long as such changes do not unreasonably interfere with Tenant's use of the Premises.

     A. The Landlord shall keep automobile parking and Common Areas for which it is responsible in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities, but all expenses in connection with said automobile parking and common areas for which it is responsible shall be charged and pro-rated in the manner set forth. The "Common Area operating cost" means the total cost and expense incurred in operating and maintaining the Common Areas for which it is responsible (whether or not such cost or expense is considered a capital charge), specifically including, without limitation, the costs and expenses for: supplies, utilities for lighting and cleaning the Common Areas, and enclosed Common Areas of the

Building, providing a fire protection water loop and watering vegetation; personal property taxes and assessments on the Common Area and equipment; real property taxes and assessments on the Land and Improvements comprising the Common Areas (to the extent not included in Article VI); premiums for fire and extended coverage, vandalism and malicious mischief, boiler and plate-glass insurance on Common Area improvements and for Landlord's public liability insurance covering Landlord's activities on the Common Areas; maintenance, repair and replacement of Common Area pavement, asphalt, sidewalks, walls, fences, curbs and bumpers, Building and directional signs, fire protection systems and alarms and electrical, mechanical and communication equipment; repair, maintenance, and cleaning of Common Areas of Building structural components or related facilities, including without limitation, drainage systems, building exteriors, permanent art objects, light poles, fountains, and benches; periodic painting, cleaning and repair of skylights and roofing; rental payments for any supplemental parking areas; gardening and the maintenance and replacement of landscaping and irrigation systems; striping and line painting, sweeping, sanitary and flood control; removal of snow, ice, trash, rubbish, garbage, and other refuse; cleaning, repair and replacement of lighting fixtures including bulbs and ballasts, depreciation on, or rentals for, machinery and equipment used in such maintenance; the cost of security guards, if such are provided; the cost of personnel (including salaries, uniforms, workmen's compensation insurance, group insurance, fidelity bonds and other fringe benefits) to implement such services, to direct parking, and to police the Common Areas and Building; repair of all utility lines; fees for required licenses and permits relating to the operation of parking areas. Landlord may cause any or all of the Common Area maintenance to be provided by a janitorial or landscaping service or other independent contractor(s). Landlord shall incur no expense in connection with areas for which Tenant is responsible for operation and maintenance and this paragraph refers to all other common areas, but in the event Landlord should incur any expense in connection with any area for which Tenant is responsible to operate and maintain, such expense shall be solely charged to Tenant. Expenses incurred for the benefit of all common areas shall be charged and paid as provided in paragraph 6.02 C. Repairs, maintenance and replacement of heating, ventilating and cooling (HVAC) are not Direct Costs to be apportioned as Additional Rent payable by Tenant.

     B. Tenant's proportionate share of all common area expenses shall be 26.05%.

     C. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and subtenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and subtenants, to use said common and parking areas at no additional charge during the entire Term and Renewal Term of this Lease, or any extension, for ingress and egress, roadway, sidewalk and automobile parking.

     D. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules will be administered equitably among all tenants within the Premises and may include but not be limited to the following:

            (1) The restricting of employee parking to a reasonably limited, designated area or areas, provided not less than 200 spaces are available to Tenant; or

            (2) The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

                                  ARTICLE XV

                                   INDEMNITY
                                   ---------

     15.01 Except if and to the extent that such party is released from liability to the other party hereto pursuant to the provisions of subparagraph
(C) below:

     A. Landlord does hereby assume liability for, and does hereby agree to indemnify, protect, defend, save and hold harmless Tenant, its officers, directors, agents and employees, from and against any and all liabilities, obligations, claims, actions, demands, fines, suits, judgments, penalties, damages and losses (including all of the costs, fees and expenses connected therewith or incident thereto) for death of or injury to any person whomsoever (including loss of use thereof) arising out of the breach of any of the terms, conditions or provisions of this Lease by, and /or the negligent or willful act or omission of Landlord, its officers, partners, employees, agents or contractors; and

     B. Tenant does hereby assume liability for, and does hereby agree to indemnify, protect, defend, save and hold harmless Landlord, its officers, directors, agents and employees, from and against any and all liabilities, obligations, claims, actions, demands, fines, suits, judgments, penalties, damages and losses (including all of the costs, fees and expenses connected therewith or incident thereto) for death of or injury to any person whomsoever and for loss of, damage to, or destruction of any property whatsoever (including loss of use thereof) arising out of the breach of any of the terms, conditions or provisions of this Lease by, and/or the negligent or willful act or omission of Tenant, its officers, employees, agents or contractors as they relate to Tenant's use and/or occupancy of the Premises.

     C. Neither Landlord nor Tenant shall be liable to the other or to any insurance company insuring the other party (by way of subrogation or otherwise) for any loss or damage to any structure, building, or other tangible property, or any resulting loss of income, even though such damage or loss might have been occasioned by the negligence of Landlord or Tenant or any of their agents or employees, if any such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required of such party to be covered by insurance pursuant to this Lease.

                                  ARTICLE XVI

                                   INSURANCE
                                   ---------

     16.01  Common Area Fire. Casualty and General Liability Insurance. Landlord
            ----------------------------------------------------------
shall procure and Tenant shall pay its Proportionate Share of the cost of insurance insuring the Landlord against loss or damage to the Building and Property by reason of fire and other casualties with a qualified insurance company or companies qualified in an amount and of such coverage as are satisfactory to and approved by Landlord but in no event shall the amount of such insurance be less than the cost of totally replacing the Building and other Improvements (exclusive of the cost of excavations, footings below floor level and foundations) against: (a) a loss or damage by fire; (b) all peril customarily covered under extended coverage endorsements; (c) vandalism and malicious mischief; (d) all risk coverage for physical damage to the Building; and (e) insurance coverage for the Building against damage shall be obtained by the Landlord and included in the Tenant's proportional share of the insurance coverage requirement. Landlord (and, at Landlord's option, the lender interested under any mortgage or similar instrument then encumbering the Land) shall be named as an insured on each such policy. The proceeds of such insurance in case of loss or damage shall be paid to Landlord to be applied on account of the obligation of Landlord to repair and/or rebuild the Building and/or Premises pursuant to Article XVII. Any proceeds not required for such purpose shall be the sole property of Landlord.

     Landlord shall procure and Tenant shall pay its Proportionate Share of the cost of insurance for all Common Areas insuring the Landlord against General Liability in such sums and coverages as Landlord deems reasonable.

     16.02  Liability Insurance on Tenant's Premises. Tenant agrees to secure
            ----------------------------------------
and keep in force from and after the date Landlord shall deliver possession of the Premises to Tenant and throughout the Term and Renewal Term, if any, at Tenant's own cost and expense, Comprehensive General Liability Insurance on an occurrence basis with a minimum limit of liability in an amount of One million and 00/100 Dollars ($1,000,000.00). [This insurance coverage shall include water damage and sprinkler leakage legal liability; contractual liability endorsement covering the matters set forth in Section 16.04; Broad Form insurance on all HVAC equipment, boilers and other pressure vessels or systems, whether fired, or unfired, installed by or primarily for the benefit of Tenant in. adjoining, above or beneath the Premises. This insurance shall also include plate glass insurance covering all plate glass in the Premises, but Tenant shall have the option either to insure the risk or self-insure.

     16.03  Insurance. In addition to the insurance required to be carried
            ---------
pursuant to Article XVI of the Lease, Landlord and Tenant shall each, at its sole cost, obtain and maintain in effect as long as this Lease remains in effect, insurance policies providing at least the following coverage:

     A. Worker's compensation and similar insurance offering statutory coverage and containing statutory limits and employer's liability insurance in form and amount deemed reasonable by Landlord (with respect to Landlord's insurance) and Tenant (with respect to Tenant's insurance) in the exercise of prudent business judgment.

     B. Such policies referenced in this Article XVI above will be maintained in companies having a "General Policy holders Rating" of at least "A" as set forth in the most current issue of "Best's Insurance Guide", and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which the other party shall carry. Each party shall have the right to provide the coverage required herein under blanket policies provided that the coverage afforded shall not be diminished by reason thereof.

     C. Each party shall supply to the other on an annual basis or more frequently if reasonably requested, a copy of each insurance policy required to be obtained pursuant to the terms of this Lease.

     16.04  Provisions to be Contained in Policies. All insurance provided for
            --------------------------------------
in this Lease shall be effected under enforceable policies issued by insurers approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to the Landlord within fifteen (15) days after the date of commencement of the Term of this Lease. The policy or policies shall provide by its terms that it is noncancellable except on thirty (30) days prior written notice to Landlord. At least thirty (30) days prior to the expiration date of any policy, the original renewal policy for such insurance shall be delivered by the Tenant to the Landlord. Within thirty (30) days after the premium on any policy shall fall due and payable, the Landlord shall be furnished with satisfactory evidence of its payment. All policies shall name Landlord, any person, firms, or corporation designated by Landlord, and Tenant as insured. All such policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents, and employees by reason of the negligence of Tenant. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability contained in
Article XV. All such insurance shall provide that the coverage afforded shall not be affected by the performance of any work in or about the Premises.

     16.05  Subrogation. Tenant and Landlord each waive its right of subrogation
            -----------
against each other for any reason whatsoever, and any insurance policies herein required to be procured by Tenant or Landlord shall contain an express waiver of any right of subrogation by the insurer against Landlord or Tenant, whichever the case may be.

     16.06  Lenders. Any mortgage lender interested in any part of the Land and
            -------
Building may, at Landlord's option, be afforded coverage under any policy required to be secured by Landlord or Tenant hereunder, by use of a mortgagee's endorsement to the policy concerned.

     16.07  Blanket Policy. If the Tenant provides any insurance required by
            ------- ------
this Lease in the form of a blanket policy, the Tenant shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

                                 ARTICLE XVII

                                  DESTRUCTION
                                  -----------

     17.01  Destruction.
            -----------

     A.     Landlord's Options. If the Premises shall be partially damaged by
            ------------------
fire or any other casualty insured under Landlord's insurance policy, Landlord shall, upon receipt of the insurance proceeds, repair the Premises and until repair is complete the minimum rent shall be abated proportionately as to that portion of the Premises rendered untenantable. Notwithstanding the foregoing, if: (a) the Premises by reason of such occurrence are rendered wholly untenantable, or (b) the Premises should be damaged as a result of a risk which is not covered by Landlord's insurance, or (c) the Premises should be damaged in whole or in part during the last two (2) years of the Term or of any Renewal Term, or (d) the Premises or the Building of which it is a part, whether the Premises are damaged or not, should be damaged to the extent of fifty percent (50%) or more of the then-monetary value, then and in any such events, Landlord may either elect to repair the damage or may cancel this Lease by notice of cancellation within sixty (60) days after such event and thereupon this Lease shall expire, and Tenant shall vacate and surrender the Premises to Landlord. Tenant's liability for rent upon the termination of this Lease shall cease as of the day following Landlord's giving notice of cancellation. In the event Landlord elects to repair any damage, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Premises have been repaired. Unless this Lease is terminated by Landlord or by Tenant, as permitted herein, Tenant shall repair and re-fixture the interior of the Premises in a manner and in at least a condition equal to that existing prior to the destruction or casualty and the proceeds of all insurance carried by Tenant on its property and fixtures shall be held in trust by Tenant for the purpose of said repair and replacement.

     B.     Tenant's Options. In the event that the Premises are damaged for any
            ----------------
reason whatsoever, other than Tenant's fault or negligence, and Tenant is substantially unable to carry on its normal business operations for a period of thirty (30) days or more, Tenant shall have the right to terminate this Lease by giving written notice of such termination to Landlord no later than forty-five
(45) days after the occurrence of such damage. Upon such termination, Tenant's obligations hereunder and each of them, including the obligation to pay rent of any kind or nature, shall cease as of the day the Premises were so damaged. During any period that Tenant is substantially unable to conduct its normal business operations because of such casualty damage, rent of any kind or nature due hereunder shall be abated for such portion of the Premises which Tenant cannot reasonably occupy and use.

     In the event the Premises are partially damaged by fire or other casualty and Tenant is able to carry on its normal business operations, Tenant shall pay rent for only such portion of the Premises which Tenant may reasonably occupy or use during the time required to make repairs. All repairs necessary to restore the Premises to its original condition shall be commenced within sixty

(60) days after the occurrence of such damage. If Tenant cancels the Lease pursuant to this paragraph B, Tenant shall vacate and surrender the Premises to Landlord.


                                 ARTICLE XVIII

                                 CONDEMNATION
                                 ------------

     18.01  Partial Condemnation or Eminent Domain. If a part of the Premises or
            --------------------------------------
the Building is condemned or acquired in lieu of condemnation for any public or quasi-public use or purpose, by right of eminent domain or otherwise, and Tenant is substantially unable to carry on its normal business operations for a period of thirty (30) days or more, Tenant shall have the right to terminate this Lease by giving written notice of such termination to Landlord no later than forty-five (45) days after the occurrence of such condemnation. Upon such termination, Tenant's obligations hereunder and each of them, including the obligation to pay rent of any nature, shall cease as of the day Tenant vacates the Premises. During any period that Tenant is unable to conduct its normal business operations because of such condemnation, rent of any kind or nature due hereunder shall be abated for such portion of the Premises which Tenant cannot reasonably occupy and use. Tenant may make a separate claim against the condemning authority for an award for the value of any of Tenant's tangible personal property and trade fixtures, for moving and relocation expenses and for such business damages and/or consequential damages as may be allowed by law.

     In the event the Premises are partially condemned and Tenant shall determine that it is able to carry on its normal business operations, Tenant shall pay rent for only such portion of the Premises which Tenant may reasonably occupy and use during the time after such partial condemnation. Any repairs necessary to restore the Premises to a tenantable condition after a partial condemnation shall be undertaken by Landlord in a reasonable and prompt manner.

     18.02  Total Condemnation. In the event the entire Building be acquired
            ------------------
under the power of eminent domain proceedings during the Term or Renewal Term including any renewal period or in the event of a partial acquisition whereby the portion of said Building remaining after such acquisition shall not be suitable or adequate for the uses and purposes for which the Premises then are being utilized by Tenant, then and in any such event, this Lease Agreement shall be terminated upon the date the entire Building or portion is acquired, and no further rent shall be due the Landlord from the Tenant. Upon such termination each party shall be entitled to any award of condemnation depending upon their proportionate interest in the entire Property as their interests appear in this Lease. The Landlord shall be entitled to the distributive part of the award that represents its ownership of the Building and the Land and the Tenant, providing Tenant is not in default of any of the terms of this lease, shall be entitled to its share of any award representing the value of its leasehold interest in the Premises to be taken or condemned (and the value of any fixtures or equipment owned by the Tenant and which have not become the properly of Landlord by virtue of this Lease and located on the Premises, or the part taken or condemned, to the extent that any such fixtures are taken or condemned).

     18.03  Landlord's Option to Terminate. Notwithstanding anything to the
            ------------------------------
contrary, if more than fifty percent (50%) of the total floor area of the building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease. If this Lease is terminated as provided in this Section, rent shall be paid up to the day that possession is so taken by public authority and Landlord shall make an equitable refund of any rent paid by Tenant for periods subsequent to such termination date.


                                  ARTICLE XIX

                          EVENTS OF DEFAULT: REMEDIES
                          ---------------------------

     19.01  Default by Tenant. Upon the occurrence of any of the following
            -----------------
events Landlord shall have the remedies set forth in Section 19.02.

     A. Tenant fails to pay any rental or any other sum due hereunder within ten (10) days after Tenant receives written notice of an amount due for rental or otherwise.

     B. Tenant fails to perform any other term, condition, or covenant to be performed by it pursuant to this Lease within thirty (30) days after the written notice of such default shall have been given to Tenant by Landlord. The thirty
(30) and ten (10) day rights to cure provided in Section 23.01 shall not be in addition to but the same (concurrent) period as provided in this paragraph.

     C. Tenant or its agent shall falsify any information required to be furnished to Landlord.

     D. Tenant shall become bankrupt or insolvent or file any debtor proceedings or have taken against such party in any court pursuant to state or federal statute, a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver or trustee; and such proceeding shall not be dismissed, discontinued or vacated within thirty (30) days from the filing or appointment.

     E. The doing, or permitting to be done, by Tenant of any act which creates a mechanic's lien or claim against the Land or Building of which the Premises are a part if not released or otherwise provided for by indemnification satisfactory to Landlord within thirty (30) days thereafter.

     19.02  Remedies. Upon the occurrence of the events set forth in Section
            --------
19.01, Landlord shall have the option to take any or all of the following actions, without further notice of demand of any kind to Tenant or any other person:

     A. Immediately re-enter and remove all persons and property from the Premises, storing said property in a public place, warehouse, or elsewhere at the cost of, and for the account of, Tenant, all without service of notice or resort to legal process and without being deemed guilty of or liable in trespass. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given by

Landlord to Tenant. No such action by Landlord shall be considered or construed to be a forcible entry.

     B. Collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or enforce, by suit or otherwise, any other term or provision on the part of Tenant required to be kept or performed.

     C. Terminate this Lease by written notice to Tenant. In the event of such termination, Tenant agrees to immediately surrender possession of the Premises. Should Landlord terminate this Lease, it may recover from Tenant all reasonable damages it may incur by reason of Tenant's breach, including the reasonable cost of recovering the Premises, reasonable attorney's fees, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then-reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord, excluding any unexercised Renewal Term. In determining the rent which would be payable by Tenant subsequent to default, the rent for each year of the unexpired Term shall be equal to the average minimum rent and additional rents paid by Tenant from the Commencement Date to the time of default, or during the preceding full calendar year, whichever period is shorter.

     D. Should Landlord re-enter, as provided above, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, and whether or not it terminates this Lease, it may make such reasonable alterations and repairs as may be necessary in order to relet the Premises, and relet the same or any part for such term or terms (which may be for a term extending beyond the term of this Lease) and at such reasonable rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and reasonable attorney's fees and reasonable costs of any alterations and repairs; third, to the payment of rent due and unpaid, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable. If such rentals received from such reletting during any month be less than that to be paid during such month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry and reletting of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant pursuant to subparagraph C. above. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. The remedies given to Landlord in this Section 19.02 shall be in addition and supplemental to all other rights or remedies which Landlord may have under laws then in force.

                                  ARTICLE XX

                           BANKRUPTCY OR INSOLVENCY
                           ------------------------

     20.01  Liquidation. In the event that Tenant shall become a debtor under
            -----------
Chapter 7 of the Federal Bankruptcy Code, 11 U.C.S. (S)(S)101 et seq. (the
                                                              -- ---
"Bankruptcy Code"), and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of this Article XX are satisfied. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within 60 days after the filing of such petition or such additional time as provided by the court within such 60-day period, this Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Premises without further obligation to Tenants or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages in any such proceeding shall survive.

     20.02  Reorganization. In the event that a petition for reorganization or
            --------------
adjustment of debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within 120 days from the date of the filing of the petition under Chapter 11 or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected this Lease. In the event that Tenant, Tenant's trustee or the debtor-in-possession has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless each of the following conditions has been satisfied:

     A. Tenant's trustee or the debtor-in-possession has cured all defaults under the Lease, or has provided Landlord with Assurance (as defined below) that it will cure, (1) all defaults susceptible of being cured by the payment of money within ten (10) days from the date of such assumption and (2) all other defaults under this Lease which are susceptible of being cured by the performance of any act promptly after the date of such assumption.

     B. Tenant's trustee or the debtor-in-possession has compensated, or has provided Landlord with Assurance that within ten (10) days from the date of such assumption it will compensate Landlord for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee, or the debtor-in-possession indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

     C. Tenant's trustee or the debtor-in-possession has provided Landlord with Assurance of the future performance of such of the obligations under this Lease of Tenant, Tenant's trustee or the debtor-in-possession, and if Tenant's trustee or the debtor-in-possession has provided such Assurance. Tenant's trustee or the debtor-in-possession shall also (1) deposit with Landlord, as security for the timely payment of rent hereunder, an amount equal to three (3) months' Rent as contained herein and (2) pay in advance to Landlord on the date any rent is due and payable, one-twelfth (1/12th) of Tenant's annual obligations for Additional Rent pursuant to this Lease. The obligations imposed upon Tenant's trustee or the debtor-in-possession shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

     D. Such assumption will not breach or cause a default under any provision of any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Building.

     For purposes of this Article XX, Landlord and Tenant acknowledge that "Assurance" shall mean no less than Tenant's trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease and there shall have been deposited with Landlord, or the sufficient cash payable to Landlord, and/or Tenant's trustee or the debtor-in-possession, acceptable as to the value and kind to Landlord, to secure to Landlord the obligation of Tenant, Tenant's trustee or the debtor-in-possession to cure the defaults under this Lease, monetary and/or non-monetary, within the time periods set forth above.

     20.03  Subsequent Liquidation or Petition. In the event that this Lease is
            ----------------------------------
assumed in accordance with Section 20.02 and thereafter Tenant is liquidated or files a subsequent petition for reorganization or adjustment of debts under Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election so to terminate within thirty (30) days after the occurrence of either of such events.

     20.04  Assignment.
            ----------

     A. If Tenant's trustee or the debtor-in-possession has assumed the Lease pursuant to the terms and provisions of Section 20.01 or 20.02 for the purpose of assigning (or elects to assign) this Lease to an assignee, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. As used herein, "adequate assurance of future performance" shall mean that no less than each of the following conditions shall have been satisfied.

            (1) The proposed assignee has furnished Landlord with either (a) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease or (b) a guaranty, or guaranties, in form and substance satisfactory to Landlord from one or more persons with a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance of Tenant's obligations under this Lease.

            (2) Landlord has obtained from others required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound all consents or waivers necessary to permit Landlord to consent to such assignment.

            (3) The proposed assignment will not release or impair any guaranty of the obligations of Tenant (including the proposed assignee) under this Lease.

     B. Any and all monies or other considerations payable or otherwise to be delivered in connection with the assignment referred to in subparagraph A., next above, shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     20.05  Reasonable Charges. When, pursuant to the Bankruptcy Code, Tenant's
            ------------------
trustee or the debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Rent, Additional Rent, and other sums payable by Tenant under this Lease.

     20.06  Consent. Neither in whole nor any portion of Tenant's interest in
            -------
this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of the Tenant unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of Rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord, nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.


                                  ARTICLE XXI

                                   FINANCING
                                   ---------

     21.01  Subordination. Upon request of Landlord, Tenant will subordinate its
            -------------
rights to the lien of any mortgage or mortgages, or lien or other security interest resulting from any other method of financing or refinancing, now or hereafter in force against the Land and/or Building of which the Premises are a part or against any building hereafter placed upon the land of which the Premises are a part and to all advances made or thereafter to be made upon the security. The provisions of this Section notwithstanding, so long as Tenant is not in default, this Lease shall remain in full force and effect for the full Term and Renewal Term and shall not be terminated as a result of any foreclosure or sale or transfer in lieu of such proceedings pursuant to a mortgage or other instrument to which Tenant has subordinated its right.

     21.02  Amendment. Tenant agrees that from time to time it shall, if so
            ---------
requested by Landlord and if doing so will not substantially and adversely affect Tenant's economic interests under this Lease, join with Landlord in amending the terms of this Lease so as to meet the reasonable needs or requirements of any lender which is considering furnishing or which has furnished any of the financing for the Land and/or Building.


                                 ARTICLE XXII

                                  ATTORNMENT
                                  ----------

     22.01  Attornment. In the event of the sale or assignment of Landlord's
            ----------
interest in the Building of which the Premises are a part, or in the event of any proceedings brought for the foreclosure of; or in the event of exercise of the power of sale under, any mortgage or other security instrument made by Landlord covering the Premises, Tenant shall attorn to the assignee or purchaser and recognize such purchaser as Landlord under this Lease.


                                 ARTICLE XXIII

                                 RIGHT TO CURE
                                 -------------

     23.01  Tenant's Right to Cure. No default on the part of Tenant shall exist
            ----------------------
under this Lease unless and until (i) Tenant shall fail to cure the same within ten (10) days after written notice to do so from Landlord in the event the default relates to the non-payment of rentals, or (ii) Tenant shall fail to commence to cure a nonpayment default in good faith' within thirty (30) days after a written notice from Landlord to do so and to promptly prosecute the same to completion in the event the default relates to matters other than the non-payment of rentals. If Tenant should breach this Lease or be in non-compliance and not cure this Lease within the time limits subscribed, then Landlord shall have the rights as described herein.

     23.02  Landlord's Right to Cure. In the event of breach, default, or
            ------------------------
noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, default, or noncompliance. If prior to its giving such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of a lender which has furnished any of the financing referred to in Article XXI hereof, concurrently with giving the aforesaid notice to Landlord, Tenant shall, by registered mail, transmit a copy thereof to such lender. For the thirty (30) days following the giving of the notice(s) required by the foregoing portion of this paragraph (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30) days, Landlord shall have the right to cure the breach, default, or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender shall have an additional thirty (30) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such thirty (30) day period lender has commenced and is diligently pursing the actions or remedies necessary to cure the breach, default, or noncompliance involved (including, but not omitted to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender and provided the breach, default or noncompliance does not unreasonably interfere with Tenant's use of the Premises.


                                 ARTICLE XXIV

                             SURRENDER OF PREMISES
                             ---------------------

     24.01  Surrender of Premises. At the expiration of this Lease, Tenant shall
            ---------------------
surrender the Premises in the same condition as they were in upon delivery of possession under this Lease, reasonable wear and tear excepted, and shall deliver all keys to Landlord. Before surrendering the Premises, Tenant shall remove all of its personal property and trade fixtures and such alterations or additions to the Premises made by Tenant as may be specified for removal by Landlord, and shall repair any damage caused by such property or the removal. Unless Landlord has expressly reserved its rights to require removal of any alteration or addition made by Tenant when the alteration or addition was approved by Landlord, then Tenant need not remove the alteration or addition upon surrender of the Premises. If Tenant fails to remove its personal property and fixtures within ten (10) days from the expiration of this Lease, the same shall be deemed abandoned and shall become the property of Landlord, or at Landlord's option, the same may be removed and disposed of at Tenant's expense.


                                  ARTICLE XXV

                                 HOLDING OVER
                                 ------------

     25.01  Holding Over. If (without execution of a new lease or written
            ------------
extension) Tenant should remain in possession of the Premises after the expiration of the Term or Renewal Term, it shall be deemed to be occupying the Premises as a Tenant from month to month. It shall pay as monthly rental, therefore, the amounts provided in Sections V and VI and otherwise hereof on a monthly basis and be subject to all the other conditions and obligations of this Lease insofar as they be applicable to a month to month tenancy.


                                 ARTICLE XXVI

                                ATTORNEY'S FEES
                                ---------------

     26.01  Attorney's Fees. In the event that at any time during the term of
            ---------------
this Lease either Landlord or the Tenant institutes any action or proceeding against the other relating to the provisions of this Lease or any default, then the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of such action, including reasonable attorney's fees, incurred by the successful party.


                                 ARTICLE XXVII

     27.01  Hazardous Substances.
            --------------------

     A. Landlord represents that to the best of its knowledge, any use, storage, treatment or transportation of "Hazardous Substances" (as hereinafter defined) which has occurred in, on or about the Land, Building or Premises prior to the date of this Lease has been in compliance with all "Environmental Laws" (as hereinafter defined). Landlord additionally represents that to the best of its knowledge the Land, Building and Premises are free of Hazardous Substances as of the date of this Lease.

     B. Landlord shall indemnify and hold harmless Tenant from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term or Renewal Term from or in connection with the use, storage, generation or disposal of Hazardous Substances in, on or about the Land, Building of Premises by Landlord, Landlord's agents, employees, contractors or invitees.

     C. Tenant shall not cause or permit any Hazardous' Substances to be used, stored, generated or disposed of in, on or about the Land, Building or Premises by Tenant, its agents, employees, contractors or invitees, except for such Hazardous Substances as are normally utilized in an office setting, such as office and janitorial supplies. Any such Hazardous Substances permitted on the Premises as hereinabove provided, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all Environmental Laws. Tenant shall indemnify and hold harmless Landlord from any and all claims, damage, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term or Renewal Term, if any, from or in connection with the use, storage, generation or disposal of hazardous substances in, on or about the land, building and Premises by Tenant, Tenant's agents, employees, contractors or invitees.

     D. Notwithstanding anything to the contrary stated hereinabove, the indemnifications contained in subparagraphs (B) and (C) above shall not include any consequential damages (e.g. loss of rent, use and profits) incurred by either Landlord or Tenant, but shall expressly include, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by or pursuant to any Environmental Laws. The indemnifications contained herein shall survive any expiration or termination of the Term or Renewal Term, if any.

     E. As used herein, "Hazardous Substances" means any substance which is toxic, ignitable, reactive, or corrosive or which is regulated by "Environmental Laws". The term "Environmental Laws" means federal, state and local laws and regulations, judgments, orders and permits governing safety and health and the protection of the environment, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended (CERCLA), the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq., the Clean Water Act, 33 U.,S.C. 1251 et seq., the Clean Air
                                                          -- ----
Act, 42 U.S.C. 7401 et seq., the Toxic Substance Control Act, 15 U.S.C. 2601 et
                    -- ----                                                  --
seq., and the Safe Drinking Water Act, 42 U.S.C. 300f through 300j. "Hazardous
----
Substances" includes any and all materials or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substances" also includes asbestos, polychlorinated biphenyl ("PCBs") and petroleum products.


                                ARTICLE XXVIII

                                   NET LEASE
                                   ---------

     28.01  Net Lease. This Lease shall be deemed and construed to be an
            ---------
absolutely net Lease, and in no circumstances and under no conditions, whether now existing or hereafter arising, or whether within or beyond the present contemplation of the parties, shall the Landlord be required to make any payment of any kind whatsoever or be under any obligation or liability hereunder, except as herein expressly set forth.


                                  ARTICLE XIX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     29.01  No Partnership. Neither party by this Lease, in any way or for any
            --------------
purpose, becomes a partner or joint venturer of the other in the conduct of its business or otherwise.

     29.02  Force Majeure. A party shall be excused for the period of any delay
            -------------
in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond the party's control, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, weather, inability to obtain any material or services, or acts of God.

     29.03  No Waiver. Failure of Landlord to insist upon the strict performance
            ---------
of any provision or to exercise any option hereunder shall not be construed as a waiver for the future of any such provision or option. The receipt by Landlord of rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord.

     29.04  Notices. Any notice, demand, request, or other instrument which may
            -------
be or is required to be given under this Lease shall be delivered in person or sent by United States certified mail, postage prepaid, and shall be addressed to:

LANDLORD:                          TENANT:
---------                          -------
Icon Health & Fitness         Teltrust, Inc.
Brad H. Bearnson              ATTN: Corporate Counsel
1500 South 1000 West          221 North Charles Lindbergh Drive
Logan, Utah 84321             Salt Lake city, Utah 84111
(Either party may designate such other address as shall be given by written notice.)

     29.05  Recording. Tenant shall not record this Lease; however, Tenant may
            ---------
record a memorandum of this Lease. Landlord, at its option and at any time, may file this Lease or "short form" Lease for record with the Recorder of the County in which the Building is located.

     29.06  Partial Invalidity. If any provision of this Lease or the
            ------------------
application to any person or circumstances shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     29.07  Brokers. Except for Mohr Partners, Inc. which has served exclusively
            -------
as the Tenant's agent and shall be paid a consulting fee as described below, each party represents and warrants to the other party that it has incurred no other claims for brokerage consulting fees or finder's fees in connection with this Lease and agrees to indemnify the other party against and to hold the other party harmless from all liabilities arising from any such claims, including reasonable attorney's fees.

     With regards to this Lease and any expansions of additional space for the original Term, the Landlord shall pay to Mohr Partners, Inc. a consulting fee equal to three percent (3%) of the net rentals (based upon $14.75 per square foot rental for months 1-36, a four percent (4%) increase thereon for months 37-48 and an additional three percent (3%) increase for months 49-60) to be received by the Landlord. One-half of said consulting fee shall be paid upon the Landlord's receipt of rent with the remaining half to be paid within thirty (30) days of the Landlord's receipt of rent.

With regards to option period provided in this Lease, the Landlord shall pay a consulting fee equal to one-half (1/2) of the above stated amount, payable within thirty (30) days of the beginning of such option period.

     29.08  Provisions Binding. Etc. Except as otherwise provided, all
            -----------------------
provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, heirs, successors, and assigns. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition. In the event of any sale or assignment (except for purposes of security or collateral) by Landlord of the Building or Land, the Premises, or this Lease, Landlord shall, from and after the Commencement Date (irrespective of when such sale or assignment occurs), be entirely relieved of all of its obligations, and all of such obligations shall, as of the time of such sale or assignment or on the Commencement Date, whichever is later, automatically pass to Landlord's successor in interest.

     29.09  Entire Agreement. Etc. This Lease and the Exhibits attached, set
            ---------------------
forth the entire agreement between the parties. All Exhibits mentioned in this Lease are incorporated by reference. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant.

     29.10  Captions. The captions, as used in this 'Lease, are used for
            --------
convenience and reference purposes only and in no way define, limit or describe the scope or intent of this Lease or in no way affect this Lease.

     29.11  Time. Time is and shall be of the essence of each term, provision,
            ----
covenant and condition of this Lease.

     29.12  Governing Law. The interpretation of this Lease shall be governed by
            -------------
the laws of the State of Utah. Tenant hereby expressly and irrevocably agrees that Landlord may bring any action or claim to enforce the provisions of this Lease in the State of Utah, County of Salt Lake, and the Tenant irrevocably consents to personal jurisdiction in the State of Utah for the purposes of any such action or claim. Tenant further irrevocably consents to service of process in accordance with the provisions of the laws of the State of Utah. Nothing herein shall be deemed to preclude or prevent Landlord from bringing any action or claim to enforce the provisions of this Lease in any other jurisdiction.


                                  ARTICLE XXX

                           AUTHORITY OF SIGNATORIES
                           ------------------------

     30.01  Authority of Signatories. Each person executing this Lease
            ------------------------
individually and personally represents and warrants that he or she is duly authorized to execute and deliver the same on behalf of the entity for which he or she is signing (whether it be a corporation, general or limited partnership, or otherwise), and that this Lease is binding upon said entity in accordance with its terms.

     DATED this __ day of _______, 1997.

                                   ICON HEALTH & FITNESS, INC.


                                   By /s/ Lynn Brenchley
                                     -------------------------------------------
                                     Its Vice President
                                        ----------------------------------------
                                                   (LANDLORD)



     DATED this 20th day of March, 1997.

                                   TELTRUST, INC.


                                   By /s/ Lyle O. Keys
                                     -------------------------------------------
                                     Its           Chairman
                                        ----------------------------------------
                                                   (TENANT)

                         SUMMARY OF COMMON AREA RATIOS
                         ----------------------------


1.   COMMON AREA MAINTENANCE PERCENTAGE

     a.   Number of leased feet / TelTrust:             32,484

     b.   Number of total leasable feet /
          HealthRider building:                        104,565

     c.   Ratio of C.A.M. / TelTrust:                       31%
          As per existing agreement:                     26.05%

2.   COMMON AREA BURDEN

     a.   HealthRider building total:                   24,775

     b.   Total leasable feet /
          HealthRider building:                        104,565

     c.   Ratio of Common Area Burden:                      24%
          As per lease:                                     18%

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           FIRST AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (the "Amendment") is made and entered into this 7th day of November, 1997, by and between ICON HEALTH & FITNESS, INC., a Delaware corporation ("ICON") and TELTRUST, INC., ("Teltrust").

                                  WITNESSETH:

     WHEREAS, under date of March 24, 1997, Teltrust entered into a Lease Agreement, covering the real property described therein (hereinafter the "Property"); and

     WHEREAS, Teltrust has requested ICON to sign certain lending documents in favor of Fleet National Bank ("Bank") in connection with a loan from Bank to Teltrust.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, ICON and Teltrust hereby agree as follows:

     1. Paragraphs 5.04A. and 5.04B. of said Lease are stricken and amended to read as follows:

          A.   Amount. Within five (5) days of Tenant's execution of this
               ------
          Amendment the Tenant will (i) pay the sum of $50,000.00 to ICON; and
          (ii) cause to be issued an irrevocable, demand letter of credit in the sum of $150,000.00 in form and substance acceptable to Landlord for the benefit, use and payment to, if required, the Landlord as a security deposit for the Subject Property which will be held by Olson & Hoggan, P.C. according to this Section 5.04. The security deposit provided for in the preceding sentence will be increased in the event Tenant leases additional space within the Building, to equal the sum of four (4) month's rents for all space leased by Tenant within the Building.

          B.   Non-Payment. The above deposit shall be held as above provided as
               -----------
          security for the faithful performance by the Tenant, of all of the terms, conditions and covenants of this Agreement, and of that Sublease Agreement for office, business equipment and furnishings between ICON and Teltrust which are to be kept and performed by the Tenant during the Term and Renewal Term hereof and pursuant to the Sublease Agreement.

     3. In the event of any inconsistency between the term of this Amendment and the terms of the Lease, the terms of this Amendment shall control. Except as modified by this Amendment, the Lease shall continue in full force and effect.

     4. Teltrust acknowledges that the Lease, as amended hereby is in full force and effect and that there are no defaults of ICON pursuant to the Lease.

     IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first set forth above.


                                        "ICON"

                                        ICON HEALTH & FITNESS, INC., a
                                        Delaware corporation


                                        By /s/ Lynn Brenchley   Vice President
                                          --------------------------------------
                                          Authorized Agent



                                        "TELTRUST"

                                        Teltrust, Inc.


                                        By [SIGNATURE ILLEGIBLE]
                                          --------------------------------------
                                          Authorized Agent

                           HOLLADAY BUILDING L.L.C.

                      FIRST AMENDMENT TO LEASE AGREEMENT


     THIS AMENDMENT TO LEASE AGREEMENT is made and entered into as of the _____ day of March, 1998, by and between HOLLADAY BUILDING L.L.C. ("Lessor") and TELTRUST, INC. ("Lessee").


                               R E C I T A L S:

     A. Icon Health & Fitness, Inc. ("Icon"), as lessor, and Lessee previously entered into a Lease Agreement dated March 24, 1997 ("the Lease") for premises in the building presently known as the HealthRider Building, which is located at 6322 South 3000 East, Salt Lake County, Utah ("the Building").

     B. Lessor purchased the Building from Icon, and Icon assigned all of its rights, title and interest under the Lease to Lessor.

     C. Lessee desires to terminate its possession of certain space on the first floor of the Building and to acquire additional space in the Building.

     D. The parties have agreed to modify other portions of the Lease as set forth hereinafter.

     NOW, THEREFORE, in consideration of their mutual promises and covenants set forth hereinafter, the parties agree as follows:

     1. TERMINATION OF OCCUPANCY OF FIRST FLOOR SPACE. On or before March 15, 1998 Lessee shall terminate its occupancy of all space that it occupies on the first floor of the Building, which consists of 1,093 rentable square feet. Lessee's monthly lease payments under the Lease shall be reduced by $1,343.48 per month as of the date Lessee terminates its possession of the first floor space. Lessor shall give Lessee a credit against the next month's rent for the reduced rent on the vacated space.

     2. LEASE OF NEW PREMISES. Lessor hereby leases to Lessee and Lessee rents from Lessor certain space designated as suites L1E, L3C, BIW and L1C, consisting of approximately 32,654 rentable square feet, as specified on Schedule A attached hereto and included herein by this reference ("the New Premises").

     3. COMMISSIONS AND FEES. Lessee shall be solely responsible for paying any brokerage commissions or consulting fees with respect to the lease of the New Premises, including any consulting fees owed to Mohr Partners, Inc..

     4. TERM OF LEASE FOR NEW PREMISES. The term of the Lease for the New Premises shall commence on March 15, 1998 and shall terminate on March 31, 2004.

     5. RENT FOR NEW PREMISES. Lessee shall pay Lessor as rent for the use of the New Premises $14.75 per rentable square foot per annum. Such rent shall be payable monthly in advance on or before the first day of each month. As it applies to the New Premises, the Lease shall be a triple net lease; and Lessee shall be obligated to pay its share of operating expenses for the Building, which Lessor estimates will be $5.00 per square foot of rentable space. (See Schedule B attached hereto and included herein by this reference). The estimated monthly payment for operating expenses shall be $13,605.83 per month. Should Lessee occupy a portion but less than all of the New Premises prior to May 1, 1998, rent and Lessee's share of operating expenses for the New Premises shall be prorated. Should Lessee occupy any portion of the New Premises on any day other than the first day of the month, rent and Lessee's share of operating expenses shall be prorated. Commencing May 1, 1998 and continuing through April 30, 1999, the rent for the New Premises shall be $40,137.21 per month. On May 1, 1999 and on the corresponding date of each year thereafter through March 31, 2004, rent for the New Premises shall increase by 2.5% over the monthly rent paid during the preceding year.

     6. RENT FOR KITCHEN/DINING AREA. Lessee shall pay rent for its proportionate share of the Kitchen/Dining Area. The parties acknowledge that as of the date of this Amendment, Lessee's proportionate share of the Kitchen/Dining Area is 1,914 square feet and that such number is included in the net rentable square footage specified in paragraph 2 above. Lessee's proportionate share of such Area is determined by multiplying the total area of the Kitchen/Dining Area by a fraction, the numerator of which is the gross rentable square footage of the New Premises and the denominator of which is the gross rentable square footage of the Building. Lessee's share of the Kitchen/Dining Area shall be subject to adjustment due to increases or decreases in the gross rentable square footage of the Building. In the event there is a change in the gross rentable square footage of the Building at any time, Lessee's share of the rent shall be prorated as of the date of such change.

     7. RENEWAL OPTIONS. Lessee shall have the option to extend the lease on the New Premises for two (2) terms of five (5) years each, provided Lessee is not in default of any provision of the Lease or this Amendment at the time such option is exercised. The rent at the commencement of each extension term shall be five percent (5%) below the then current market rate; provided, however, on May 1st of the second, third, fourth and fifth years of each option term the rent shall increase by 2.5% over the monthly rate paid during the preceding year. In the event Lessee desires to exercise its option to extend the term of the Lease on the New Premises, Lessee shall give Lessor written notice not less than 180 days prior to the expiration of the current term of the Lease. Lessee shall be solely responsible for the payment of any brokerage commissions or consulting fees with respect to such extensions, including but not limited to any consulting fees owed to Mohr Partners, Inc.

     8. SIGNING BONUS. Upon execution of this Amendment, Lessor shall credit Lessee with the sum of Three Hundred Twenty-Five Thousand Dollars ($325,000.00). Lessee may use such credit against rent, tenant improvements and/or brokerage commissions or consulting fees owed by Lessee.

     9. PLANS AND SPECIFICATIONS. Lessee shall be solely responsible for paying for plans and specifications with respect to the New Premises.

     10. SECURITY DEPOSIT. lessee shall not be required to pay a security deposit with respect to its lease of the New Premises. Lessor shall cooperate with Lessee to obtain the return of the security deposit in the amount of $188,515.48 currently being held in escrow at Zions First National Bank ("the Bank"). The parties acknowledge that Lessee shall be responsible for preparing the necessary documents to obtain the release of the security deposit from the Bank; and upon completion of such documents, Lessor agrees to sign the same.

     11. ADDITIONAL PARKING. Lessor shall provide Lessee with 140 parking spaces in addition to those provided under the Lease. Lessee may rent on a month to month basis up to four (4) additional underground parking stalls at a cost of $40 per stall per month (the monthly charge being subject to increase from time to time).

     12. LESSOR'S AGENT. Lessor hereby represents to Lessee that Lessor's agent with respect to any and all matters regarding the Lease, this Amendment, the Building and the New Premises is Beckstrand & Associates L.L.C. Lessee shall direct any and all notices or other correspondence under the Lease or this Amendment to Beckstrand & Associates L.L.C. at the address to which Lessee makes its rent payments.

     13. LEASE PROVISIONS. The terms and conditions of the Lease are incorporated herein and made a part hereof. Except as expressly amended herein, the terms and conditions of the Lease shall remain in full force and effect. In the event of any inconsistency between the provisions of this Amendment and the Lease, the provisions of this Amendment shall control.

     14. OPTION FOR ADDITIONAL SPACE. Provided this Lease is in full force and effect with no delinquencies or defalcations of any kind by Lessee hereunder, Lessee shall have and is hereby granted an option to lease all or any portion of the space in any addition to the Building. Rent for the space shall be the current market rate for similar space in similar buildings. Prior to listing space in an addition to the Building with a broker, Lessor shall give Lessee written notice that such space will be available and the rate or rates for such space. Lessee shall have a period of thirty (30) days after receiving written notice from Lessor within which to exercise its option to rent the space in the addition to the Building. If Lessee exercises its option to rent all or any portion of the space in the addition, Lessee shall give Lessor written notice of its exercise, specifying the amount of space that Lessee desires to lease. Thereafter, the parties shall enter into a lease for such space for a term of not less than ten (10) years on the same general covenants and conditions as set forth in the Lease and this Amendment. If Lessee does not exercise its option to lease any of the space in the addition, Lessee's option shall terminate, and Lessor may lease the space in the addition to one or more tenants on such terms and conditions as Lessor determines.

     15. LEASEHOLD DEED OF TRUST. Lessor hereby acknowledges that Lessee previously conveyed to Fleet National Bank ("Fleet"), a secured lender of Lessee, in trust, with power of sale, its entire right, title and interest now owned or hereafter acquired in and to the Lease and the leasehold estate pursuant to that certain Leasehold Deed of Trust dated November 7, 1997 ("the Leasehold Deed of Trust") to secure certain indebtedness of Lessee to Fleet. Landlord hereby consents to the Leasehold Deed of Trust and consents to and approves of the execution and delivery by Lessee of any amendments of or modifications to such Leasehold Deed of Trust to reflect the modification to the Lease made by this Agreement, including the change in the premises to be occupied by Lessee. Lessor agrees to execute a Landlord Consent in substantially the form attached hereto as Exhibit C and consents to the filing of an amended Memorandum of Lease and an amendment to the Leasehold Deed of Trust to reflect the modified terms of the Lease. Lender also agrees to execute, and to use its good faith efforts to cause any mortgagee to execute, a Subordination, Non-disturbance and Attornment Agreement in substantially the form attached hereto as Exhibit D and to use its good faith efforts to obtain the consent of any mortgagee of the premises to the Leasehold Deed of Trust.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                        LESSOR:

                                        HOLLADAY BUILDING L.L.C.


                                        By /s/ Richard N. Beckstrand
                                          --------------------------------------
                                             Richard N. Beckstrand, Manager


                                        LESSEE:


                                        TELTRUST, INC.


                                        By /s/ Lyle O. Keys, Chairman
                                          --------------------------------------

                                  SCHEDULE A
                                TELTRUST, INC.
                            SQUARE FOOTAGE SUMMARY

          (All square footage amounts are subject to remeasurement.)

--------------------------------------------------------
                     SPACE                     RENTABLE
  LEVEL             DESCRIPTION                   SQ. FT.
--------------------------------------------------------
   BIW    Facilities Offices                      1,466

   LIE    Icon Health & Fitness                  23,129

   L1C    Dining Area Build Out                   1,863

   L3C    Executive Offices                       5,375
                                                 ------
          TOTAL OFFICE SQ. FT.:                  31,833

          LESS FIRST FLOOR AREA:                 (1,093)
                                                 ------

          TOTAL FOR THE NEW PREMISES:            30,740


Proportionate Share of the Following:

   L1C    Kitchen & Dining Area (42%)             1,914

          TOTAL RENTABLE SQUARE FEET:            32,654



* Percentage of Total Building Calculation
          Current Rentable Sq. Ft.               32,484
          Additional Office Rentable Sq. Ft.     30,740
                                                -------
                                                 63,224

          Total Building Sq. Ft.                150,233

          TELTRUST, Inc. Prop. Share:                42%

                                  SCHEDULE B
                     HEALTHRIDER BUILDING EXPENSE SUMMARY
                                 1998 ESTIMATE

                                                   ----------------------
                                                        HealthRider
                                                     Annual    Ann.Cost
                                                      cost    Per Sq.Ft.
                                                   ----------------------
                     OPERATING EXPENSES
                     ------------------

                     REPAIRS
                        Electrical Repairs            9,500.00    0.06
                        Elevator Contracts            7,500.00    0.05
                        Elevator Phones               2,500.00    0.02
                        Floors                        5,000.00    0.03
                        HVAC                          9,000.00    0.06
                        Inspections                   5,000.00    0.03
                        Miscellaneous                15,000.00    0.10
                        Painting                      2,000.00    0.01
                        Parking Lot Maintenance       1,500.00    0.01
                        Plumbing Repairs              1,500.00    0.01
                        Roof Repairs                  1,000.00    0.01
                                                   ---------------------
                                                   $ 59,500.00  $ 0.40

                     MAINTENANCE
                        Janitorial Services         100,000.00    0.67
                        Janitorial Supplies          17,000.00    0.11
                        Landscape                    10,000.00    0.07
                        Snow Removal                  4,500.00    0.03
                        Window Cleaning               7,000.00    0.05
                                                   ---------------------
                                                   $138,500.00  $ 0.92


                     UTILITIES
                        Sewer & Water                25,000.00    0.17
                        Natural Gas                  20,000.00    0.13
                        Electricity                 160,000.00    1.07
                                                   ---------------------
                                                   $205,000.00  $ 1.37


                     OTHER SERVICES
                        Garbage Removal               5,000.00    0.03
                        Keys                          1,000.00    0.01
                        Other Services                8,500.00    0.06
                        Signs                         1,000.00    0.01
                                                   ---------------------
                                                   $ 15,500.00  $ 0.10

                     TOTAL OPERATING EXPENSES:     $418,500.00  $ 2.79


                     ADMINISTRATIVE EXPENSES
                     -----------------------

                        INSURANCE                    24,000.00    0.16
                        MISC. & ADMIN. (3%)          90,000.00    0.60
                        PROPERTY TAXES              215,000.00    1.43
                                                   ---------------------
                                                   $329,000.00  $ 2.19

                     TOTAL EXPENSES:               $747,500.00  $ 4.98
                                                   ---------------------

                                                                       Exhibit C

FLEET NATIONAL BANK
One Federal Street
Mail Drop MA OF DO3D
Boston, Massachusetts 02110


     Attn: Stephen J. Healey


Gentlemen:

     Reference is hereby made to the following:

          A. Teltrust, Inc., as tenant (the "Tenant") and the undersigned, as landlord (the "landlord") entered into a lease dated March 24,1997) (as it may be hereafter amended, modified or supplemented, the "Lease", for premises situated at 6350 South 3000 East, Salt Lake City, State of Utah, as more particularly described in the Lease (the "Premises"); and

          B. We are informed that Tenant, and certain related corporations, are the Borrower or one of the Guarantors under the terms of a Credit Agreement, dated on or about the date hereof (as amended from time to time, the "Credit Agreement") pursuant to which Fleet National Bank (the "Lender") and the lenders listed in Schedule 2. 1 to the Credit Agreement agreed to make certain Revolving Credit Loans and other extensions of credit to the Borrower, as defined in the Credit Agreement (the "Loan").

     We are also informed that it is a condition precedent to the Lender's obligation to make the Loan that Landlord execute and deliver this letter to Lender.

     Accordingly, in order to induce Lender to make the Loan and in consideration therefore, and in consideration of the mutual covenants set forth herein. Lender and Land1ord agree as follows;

November 7, 1997
Page 2



     1. Landlord hereby consents to and approves of the execution and delivery by Tenant of a Mortgage (the "Mortgage") to Lender, pursuant to which Tenant will grant a mortgage lien on all of its right, title and interest in and to the Lease and the leasehold estate in the Premises, assign all leases, subleases, rents and profits and grant other security interests in the Premises, in favor of Lender as security for the payment or performance of all or the indebtedness, liabilities and obligations, whether now existing or hereafter arising, of Tenant to Lender.

     2. The Landlord agrees that upon the occurrence of a default under the Lease, Landlord will send to Lender a copy or any written notice of such default at the same time such notice ("Default Notice") is sent to Tenant. Landlord shall give such Default Notice to Lender at the address set forth above, or to such other address as Lender shall designate to Landlord in writing. Notices given Lender shall be deemed received by Lender on the same terms and conditions as deemed to be received by Tenant as provided in the Lease.

     3. The Landlord agrees that Landlord will accept the cure of a default whether provided by Lender or by Tenant as specified in a Default Notice.

     4. The Landlord acknowledges that this letter serves as a notification of the Lender's interest in the Premises as prescribed by the Lease. Notwithstanding any prohibition or condition on such assignments in the Lease, and provided that Lender obtains Landlord's prior written consent, which consent shall not be unreasonably withheld, Landlord agrees that the Lease may be assigned in connection with the foreclosure of the Mortgage, or any action in lieu of foreclosure of the Mortgage, and may be assigned by Lender following such foreclosure of the Mortgage of the Lease or by assignment in lieu of foreclosure.

     5. Landlord agrees that at Lender's request Landlord will, if necessary, and provided Landlord determines in its sole discretion that it is in Landlord's best interest to do so, at the sole cost and expense of Lender, cooperate in the prosecution of the proceedings to evict Tenant if Tenant is in default. Landlord shall be paid by Lender, in advance, for any reasonable costs and fees Landlord reasonably anticipates incurring in such proceedings and providing such cooperation.

     6.   The Landlord represents to Lender that:

          (a) As of the date of this Agreement, Tenant has paid all rent, additional rent, and other charges and amounts due to Landlord under the Lease or with respect to the Premises;

          (b) Except for the rents due for the month of November 1997 which are now due and owing, no default has occurred under the terms of the Lease of which Landlord has

November 7, 1997
Page 3


knowledge and no event has occurred or failed to occur of which Landlord has knowledge which, with the giving of notice, the passage to time, or both, would constitute a default or event of default with respect to the Lease; and

         (c) Except for the First Amendment to Lease of even date hereof (of which a copy is attached) the Lease has not been amended, modified, terminated or revoked, is in full force and effect, and is binding and enforceable against Landlord, and against Tenant in accordance with its terms.

     7. This Agreement may not be modified, waived or amended in any respect, except in writing, signed by Landlord and Lender, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, estates, successors and assigns, and shall be governed by and construed in accordance with the laws of the State of Utah.

     8. Landlord acknowledges and agrees that the lien and security interest of the Lender on any equipment owned by Tenant located on the Premises shall be superior to any lien, right, title, claim or interest that Landlords may now or hereafter have therein. Landlord further covenants and agrees that in the event the Lender exercises its right to take possession of or remove said equipment from the Premises, Landlord will not hinder or interfere therewith, and Landlord consents to the taking of possession and removal of such equipment. Should any of the collateral constitute "fixtures," as defined in Utah Code Ann. (S)(S) 70A-9-313. Lender agrees that it shall repair, or reimburse Landlords for the cost of repair of, any damage to the Premises caused by the removal of any fixtures (but Lender shall not be liable for any diminution in value of the real estate caused by the absence of the fixtures removed or by any necessity of replacing them).

     9. Landlord hereby consents to the filing of a notice or memorandum of lease with respect to the Lease and the Mortgage with the Salt Lake County Recorders Office.

                                   Very truly yours,



                                   By  [SIGNATURE APPEARS HERE]
                                     ----------------------------------
                                   Its  [ILLEGIBLE]
                                      ---------------------------------
                                   Date   11-7-97
                                       --------------------------------

                                   Exhibit D


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------


     THIS AGREEMENT, is made this_____day of _________________, 1997 by and among ________________________________, With an address of
__________________________________________________________ (the "Tenant"),
______________________________, with an address of
_______________________________________________________ (the "Landlord") and
______________________________________, a ______________________ bank, with a principal office at_________________________________________________________
(the "Mortgagee").

                             PRELIMINARY STATEMENT
                             ---------------------

     A. Tenant has entered into a lease with Landlord dated ___________ (the "Lease") of premises described therein (the "Premises") consisting of an approximately _________ square foot portion of the building located at ______________________________________________. The premises are located on a parcel of land which is more fully described in Exhibit A attached hereto
                                                ---------
(together with the buildings and improvements thereon, called the "Property").
                                                                   --------

     B. Mortgagee is the holder of a certain mortgage dated ________________ from the Landlord to Mortgagee encumbering the Property (the "Mortgage"). The term "Mortgage" includes any renewal, modification, consolidation or extension of the same, including increases thereof and supplements thereto. The Mortgage and all documents executed in connection therewith or secured thereby are called the "Loan Documents."

     C. The parties desire to establish certain rights of quiet and peaceful possession for the benefit of Tenant under the Lease and to define the terms, covenants and conditions precedent for such additional rights.

     NOW, THEREFORE, in consideration of the foregoing arid other valuable consideration, the receipt and sufficiency of which is acknowledged, the parties covenant and agree as follows:

     1. The Lease is and shall remain subject and subordinate to the lien of the Mortgage.

     2. In the event of foreclosure of the Mortgage or a deed in lieu of foreclosure or exercise of Mortgagee's rights or remedies under the Mortgage, or the Loan Documents, Tenant shall not be made a party in any action or proceeding to remove or evict Tenant and Mortgagee shall not disturb Tenant's possession under the Lease during the term provided therein, including any extensions and renewals of the Lease now provided therein, and the Lease and the rights of Tenant thereunder shall continue as a direct Lease between

Mortgagee, as landlord, and Tenant, as tenant and shall not be terminated or disturbed if and so long as Tenant is not in default under the Lease of such a nature as would permit the Landlord to terminate the Lease after the expiration of any applicable grace period, provided that:

          (a) Mortgagee shall not be bound by any payment made by Tenant to Landlord more than thirty (30) clays prior to the due date thereof unless such prepayment was required pursuant to the terms of the Lease;

          (b) Mortgagee shall not be bound by any amendment or modification of the Lease affecting the term or the rent made without the written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed; and

          (c) Tenant shall not have any right to recover from Mortgagee or set off against payments otherwise owed under the Lease (1) any damage then accrued as the result of any past act, omission or default of Landlord or any prior landlord under the Lease, except to the extent such right of offset or defense is specifically set forth in the Lease or unless Mortgagee was previously notified of the act or event giving rise to such offset or defense, or (2) any security deposit unless actually received by Mortgagee.

     3. In the event of foreclosure of the Mortgage or a deed in lieu of foreclosure, Tenant shall attorn to Mortgagee and accept Mortgagee as the landlord under the Lease, and Mortgagee shall have all of the rights and remedies of the Landlord under the Lease, and Mortgagee or any person claiming thereunder shall be bound to Tenant under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof.

     4. The foregoing provisions shall be self-operative. Nevertheless, Mortgagee and Tenant agree, upon request, in the event of foreclosure of the Mortgage or a deed in lieu thereof, to execute an instrument mutually satisfactory to Mortgagee and Tenant in recordable form confirming the foregoing provisions.

     5. Tenant acknowledges and agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement with respect to this particular holder of the Mortgage on the Property.

     6. Upon notice from Mortgagee in form reasonably satisfactory to Tenant that (a) the Mortgagee has exercised its rights under the Loan Documents, which may include but not necessarily be limited to (i) declaring a default under the Loan Documents that has not been cured within the applicable grace or cure periods, (ii) foreclosure of the Mortgage, (iii) acceptance of a deed from the Landlord in lieu of foreclosure, or (iv) any one or more of the foregoing or other rights exercised under the Loan Documents which may or may not involve the Mortgagee's actual possession of the Property, and (b) the Mortgagee demands that Tenant pay its rent to Mortgagee, then Tenant shall thereafter pay all rent and other moneys payable to Landlord under the Lease or at the direction of Mortgagee until otherwise notified in writing by Mortgagee. Landlord unconditionally authorizes and directs Tenant to make rental payments directly to Mortgagee following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or Loan Documents and that Landlord shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Mortgagee following receipt of such notice. Landlord, its successors and assigns hereby agree to indemnify and hold harmless Tenant against any expense, claims, losses or damages incurred by Tenant resulting from or arising out of claims by Landlord, its successors or assigns that such rental payments should not have been, or cannot be, made to Mortgagee.

     7. Tenant agrees to give Mortgagee prompt notice of any notice of default sent to Landlord with respect to the Lease. Tenant agrees that in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after any lapse of time, to terminate the Lease or to set off against or reduce the rent payable thereunder or to claim a partial or total eviction, Mortgagee shall have the same opportunity to cure such default available to Landlord under the Lease except Tenant shall have the right to terminate the Lease without giving Mortgagee notice or the opportunity to cure.

     8. Any notice under this Agreement shall be in writing and shall be sent by certified or registered mail, return receipt requested or by Federal Express or similar overnight courier to the following address:

     If to Mortgagee:         ______________________________
                              ______________________________
                              ______________________________

     If to Tenant:             ______________________________
                              ______________________________
                              ______________________________

     If to Landlord:           ______________________________
                              ______________________________
                              ______________________________

     Or, in any case, to such substitute address or addresses (up to a maximum of two for any party) as any party may specify by notice to the other parties.

     9. The terms "Mortgagee," "Landlord" and "Tenant" shall be construed to include the heirs, executors, administrators, successors and assigns of the respective parties hereto, including, in the case of Mortgagee anyone who succeeds to title to the Property after foreclosure or a deed in lieu thereof, and this Agreement shall inure to their benefit and be binding on them.

     10. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or effective unless in writing and signed by the party against whom the same is sought to be asserted.

     11. In the event that any provision or provisions of this Agreement shall for any reason be invalid, illegal or unenforceable by the final ruling of a court of competent jurisdiction, the remaining provisions of this Agreement shall not be affected thereby, and in the place of such invalid, illegal or unenforceable provision there shall be substituted a like, but valid legal and enforceable provision which most nearly accomplishes the original intention of the parties, as evidenced by this Agreement.

     EXECUTED as a sealed instrument as of the day and year first above written.

          TENANT:     ________________________________


                      By:_____________________________
                      its____________, hereunto duly authorized


          MORTGAGEE:  ________________________________


                      By:_____________________________
                      its____________, hereunto duly authorized


          LANDLORD:   ________________________________


                      By:_____________________________
                      its____________, hereunto duly authorized

                          STATE OF _________________


County of __________________                                  _____________ 1997

     Then personally appeared the above named ______________________, the ____________________ of ____________________________ and acknowledged the foregoing instrument to be the free act and deed of _________________________ before me.


                                             _____________________________
                                             Notary Public
                                             My Commission Expires:


                          STATE OF _________________


County of __________________                                  _____________ 1997

     Then personally appeared the above named ______________________, a ___________________ of ___________________________________ and acknowledged the foregoing instrument to be the free act and deed of ___________________________, before me


                                             _____________________________
                                             Notary Public
                                             My Commission Expires:


                          STATE OF _________________


County of __________________                                  _____________ 1997

     Then personally appeared the above named ______________________, the ___________________ of ___________________________________ and acknowledged the foregoing instrument to be the free act and deed of ___________________________, before me


                                             _____________________________
                                             Notary Public
                                             My Commission Expires:

                                   EXHIBIT A
                                   ---------

                             Property Description
                             --------------------

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]